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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 30, 2006
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                          ROEBLING FINANCIAL CORP, INC.
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             (Exact name of Registrant as specified in its Charter)


       NEW JERSEY                     0-50969                   55-0873295
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)             Identification No.)

ROUTE 130 SOUTH AND DELAWARE AVENUE, ROEBLING, NEW JERSEY            08554
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (609) 499-0355
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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     On January 30, 2006, the Roebling  Financial  Corp,  Inc. 2006 Stock Option
Plan (the "Option Plan") and the Roebling Bank 2006 Restricted Stock Plan (the "RSP") were approved by the Registrant's stockholders at the 2006 Annual Meeting. Pursuant to the Option Plan, options to acquire up to 91,026 shares may be granted to directors, officers and employees. Pursuant to the RSP awards of up to 36,430 shares may be awarded to directors, officers and employees. The Registrant's principal subsidiary, Roebling Bank (the "Bank"), has entered into the Roebling Bank 2006 Restricted Stock Plan and Trust Agreement (the "RSP Trust Agreement") with Directors Ferry, Dimon and LaVecchia of the Bank as Trustees. For additional information on the terms of the Option Plan, reference is made to the Option Plan filed as Exhibit 10.1 hereto and for additional information on the terms of the RSP, reference is made to the RSP Trust Agreement which is filed herewith as Exhibit 10.2 and incorporated by reference herein. Effective January 30, 2006, options and shares of restricted stock were awarded to the following directors of the Registrant in the amounts indicated below.

                                                                               NUMBER OF                NUMBER OF RSP
NAME AND POSITION                                                           OPTIONS GRANTED            SHARES AWARDED
-----------------                                                           ---------------            --------------

John J. Ferry, Director and Chairman                                               9,107                      2,185
Mark  V. Dimon, Director and Treasurer                                             9,107                      2,185
Joan K. Geary, Director and Secretary                                              9,107                      2,185
John A. LaVecchia, Director and Vice Chairman                                      9,107                      2,185
George N. Nyikita, Director                                                        9,107                      2,185
Robert R. Semptimphelter, Director                                                 9,107                      2,185

All options were granted at an exercise price of $10.00 per share and were immediately vested and exercisable. All RSP awards shall be earned at the rate of one-third on the date of grant and one-third annually thereafter. All RSP awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Registrant or the Bank (as defined in the RSP). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

ITEM 8.01 OTHER EVENTS
----------------------

On January 31, 2006, the Registrant announced that its Board of Directors had approved the purchase of approximately 47,000 additional shares of common stock to fund the 2006 Restricted Stock Plan. For additional information, reference is made to the Registrant's press release dated January 31, 2006, which is filed herewith as Exhibit 99.1.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits. The following exhibits are filed with this report.

         Exhibit 10.1 -- Roebling Financial Corp, Inc. 2006 Stock Option Plan
         Exhibit 10.2 -- Roebling Bank 2006 Restricted Stock Plan and Trust
                           Agreement
         Exhibit 10.3 -- Form of Stock Option Award
         Exhibit 10.4 -- Form of Restricted Stock Award
         Exhibit 99.1 -- Press Release, dated January 31, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROEBLING FINANCIAL CORP, INC.


Date: January 31, 2006                 By: /s/ Frank J. Travea, III
                                           -------------------------------------
                                           Frank J. Travea, III
                                           President and Chief Executive Officer




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